Consolidated Pro Forma Adjusted EBITDA Reconciliation ____________________ Source: Company filings. Represents cash distributions from Equity Investments, mainly TV Food Network. Represents Amortization in Broadcast Rights in the Television and Entertainment division, as reported in Tribune’s 8-Ks. Represents Cash Payments for Broadcast Rights in the Television and Entertainment division, as reported in Tribune’s 8-Ks. Includes year 1 Synergies and Divested EBITDA. L8QA Divested EBITDA represents blended 2018 and 2019 Divested EBITDA. Exhibit 99.1